SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2007

PATCH INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

Suite 1670, 700 – 2nd Street S.W., Calgary, Alberta, Canada T2P 2W1
(Address of principal executive offices)(Zip Code)

(403) 441-4390
Registrant’s telephone number, including area code

Suite 300, 441 – 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 31, 2007, Thomas K. Rouse resigned as Chief Financial Officer of Patch International Inc. (“Patch”).  Mr. Rouse will remain with Patch in a consulting capacity for a transition period in order to fulfill financial reporting obligations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
January 4, 2008	By: /s/ Jason Dagenais Jason Dagenais, Chief Operating Officer